Exhibit 99.2

         Certification of Chief Financial Officer of FirstBank NW Corp.
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Annual Report on Form 10-KSB, that:

     o The report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and


     o The information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.






/s/ LARRY K. MOXLEY
-----------------------
Chief Financial Officer


Dated: June 5, 2003